Exhibit 10.10

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of May 12, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation, as purchaser (the “Purchaser”), and RESIDENTIAL CARE II, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE IV, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE VI, L.L.C., an Indiana limited liability company, E&F REALTY CO., L.L.P., an Indiana limited liability partnership, AMERICAN SENIOR HOME CARE, L.L.C., an Indiana limited liability company, and AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company (each individually, a “Seller” and, jointly and severally, the “Sellers”).

RECITALS:

WHEREAS, the Purchaser and the Sellers are parties to that certain Purchase and Sale Agreement, dated as of March 18, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of April 27, 2011, that certain Second Amendment to Purchase and Sale Agreement, dated as of May 9, 2011, and that certain Third Amendment to Purchase and Sale Agreement, dated May 11, 2011 (as so amended, the “Purchase Agreement”), with respect to certain real property and related property known as and located at (a) Forest Creek Commons, 6510 U.S. 31 South, Indianapolis, Indiana, (b) Covington Commons, 2601 Covington Commons Drive, Fort Wayne, Indiana, and (c) Northwoods Commons, 2501 Friendship Boulevard, Kokomo, Indiana, all as further described in the Purchase Agreement; and

WHEREAS, the Purchaser and the Sellers desire to amend the Purchase Agreement subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

1.                                       Capitalized Terms.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Purchase Agreement.

2.                                       Closing Documents.  Section 4.1(c) (Closing Documents) of the Purchase Agreement is hereby amended by inserting the following new subsection (x) at the end thereof:

(x)                                   an Assignment of Declarant’s Rights, in proper statutory form for recording and otherwise in form and substance acceptable to Purchaser, duly executed and acknowledged by Residential Care IV, L.L.C., pursuant to which Residential Care IV, L.L.C. assigns its rights as declarant under that certain Declaration of Restrictive Covenants and Conditions and Secondary Development Plan recorded in the Office of the Allen County Recorder on January 28, 1997 in Plat Cabinet C, page 145, and Document Number 970004555, as amended by an amendment recorded November 14, 1997 in Plat Cabinet C, page 189 and Document Number 970065218 and Phase II recorded November 14, 1997 in Plat Cabinet C, page 190 and Document Number 970065219 (the “CC&Rs”) to the

Purchaser or its designee.

3.                                       Purchaser’s Conditions Precedent.  Section 4.1 (Purchaser’s Conditions Precedent) of the Purchase Agreement is hereby amended by inserting the following new subsections (j), (k), (l), (m) and (n) at the end thereof:

(j)                                     The Sellers shall have delivered to the Title Company an amendment to the CC&Rs, in proper statutory form for recording and otherwise in form and substance acceptable to the Purchaser and the Title Company, duly executed and acknowledged by Residential Care IV, L.L.C. and approved in writing by the City of Fort Wayne, pursuant to which the CC&Rs are amended to delete the requirements that the “units” and “tracts” be subdivided/legally created (the “CC&R Amendment”).

(k)                                  The Sellers shall have delivered to the Title Company a deed, in proper statutory form for recording and otherwise in form and substance acceptable to the Purchaser and the Title Company, duly executed and acknowledged by Turtle Creek Management, Inc., conveying of record fee simple title to the 0.53 acre portion of the Land identified on Schedule 2 as the E&F Realty 5 Plex to E&F Realty Co., L.L.P. (the “E&F Deed”).

(l)                                     The Sellers shall have amended the Planned Unit Development affecting the Property known as Forest Creek, and obtained all necessary approvals from applicable governmental authorities (beyond all applicable appeals periods) for such amendment, which amendment shall permit the number of units and the ratio of units per acre currently existing at such Property, all in form and substance acceptable to the Purchaser (the “PUD Amendment”).

(m)                               The Purchaser shall have received evidence acceptable to the Purchaser that the Properties known as Forest Creek and Northwoods comply with zoning or are otherwise considered legal nonconforming with respect to zoning (other than the matters to be covered by the PUD Amendment), which evidence may include, without limitation, a legible copy of approved site plans for the Properties that indicate the Properties, as currently configured, were approved by the applicable governmental authority.

(n)                                 To the extent the applicable licensing authority requires the Purchaser’s home health agency to designate as a branch office any Property where the Purchaser’s home health agency does not have a home office and such licensing authority does not approve such designation on or before the then scheduled Closing Date, the Purchaser’s home health agency and American Senior Home Care, L.L.C. or American Senior Home Care of Ft. Wayne, L.L.C., as applicable, shall have entered into one or more services agreements (the “Home Health Services Agreement(s)”), in form and substance mutually acceptable to the Purchaser and the Sellers, pursuant to which American Senior Home Care, L.L.C. or American Senior Home Care of Ft. Wayne, L.L.C., as applicable, will continue to provide home health services to those Properties for which a branch office designation is required until such designation has been approved by the applicable licensing authority but in no event longer than 180 days after the Closing Date, and the Purchaser’s home health agency will provide the employees for such home health services and shall be entitled to all income, and shall be responsible for all expenses, relating to such home health services.  For the avoidance of doubt, nothing in this Section 4.1(n) shall limit the condition set forth in Section 4.1(a) regarding obtaining licenses (including, without limitation, licenses for the Purchaser’s home health agency).

4.                                       Covenants of the Seller.  Article VII (Covenants of the Seller) of the Purchase Agreement is hereby amended by inserting the following new Section 7.12 at the end thereof:

7.12                           CC&R Amendment, E&F Deed, PUD Amendment and Home Health Services Agreement(s).  The Sellers hereby covenant with the Purchaser that, between the Effective Date and the Closing Date, the Sellers shall use commercially reasonable efforts to obtain the CC&R Amendment, the E&F Deed and the PUD Amendment and deliver them to the Title Company or the Purchaser, as applicable.  The Sellers shall also cooperate with the Purchaser in negotiating the Home Health Services Agreement(s) in good faith, if applicable.

5.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format) and any such counterpart so delivered shall be deemed an original for all purposes.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

PURCHASER:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Its:	President and Chief Executive Officer

SELLERS:

RESIDENTIAL CARE II, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE IV, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE VI, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fourth Amendment to Purchase and Sale Agreement]

E&F REALTY CO., L.L.P.,
an Indiana limited liability partnership

By:	Justice Family Limited Partnership No. 3, an Indiana limited partnership, its Partner

	By:	Justice Enterprises, Inc.,
an Indiana corporation,
its General Partner

		By:	/s/ David R. Justice
		Name:	David R. Justice
		Its:	Vice President

AMERICAN SENIOR HOME CARE, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fourth Amendment to Purchase and Sale Agreement]